Exhibit 10.39

MUTUAL RELEASE AGREEMENT

THIS MUTUAL RELEASE AGREEMENT (the “Release Agreement”) is entered into effective this 7th day of August, 2003 (the “Release Date”), by and among Peregrine Systems, Inc., a Delaware corporation and Debtor and Debtor In Possession (“PSI”) under Case No. 02-12740 (JKF), jointly administered (the “Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and Peregrine Remedy, Inc., a Delaware corporation and Debtor and Debtor In Possession (“Remedy”) in the Case and those PSI and Remedy subsidiaries and other affiliates who are also signatories to this Release Agreement (collectively, the “Peregrine Parties” and individually, a “Peregrine Party”), on the one hand, and Fleet Business Credit, LLC, a Delaware limited liability company (“Fleet”), in its individual capacity and in its capacity as “Purchaser Bank Agent” as defined in the hereinafter defined Plan (in its individual capacity, and in its capacity as Purchaser Bank Agent, the “Lender,” and, together with the Peregrine Parties, the “Parties”), on the other hand, with respect to the following facts and circumstances:

A.  Pursuant to that certain Order Pursuant to Section 1129 of the Bankruptcy Code Confirming Debtors’ Fourth Amended Plan of Reorganization, as Modified, Dated July 14, 2003, the Bankruptcy Court has approved and confirmed the Fourth Amended Plan of Reorganization of Peregrine Systems, Inc. and Peregrine Remedy, Inc. (as modified, the “Plan”).

B.  Section V.B.2.a(4) of the Plan provides that the Parties shall mutually execute and deliver a release agreement on the Effective Date (as defined in the Plan).

C.  The Parties are executing and delivering this Agreement in satisfaction of the requirements of Section V.B.2.a (4).

D.  Except for terms specifically defined herein, the capitalized terms used herein shall have the same meanings as such terms have when utilized in that certain Agreement Regarding Purchaser Bank Arrangements of even date herewith, among the Peregrine Parties, Lender and others (as amended, modified or supplemented from time to time, the “Purchaser Bank Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which each of the Parties hereby agrees:

1.  Peregrine Parties’ Release.

(a)           Peregrine and Remedy, for themselves and anyone claiming by, through or under them, hereby release and absolutely discharge Lender and each and all of its successors and assigns (collectively, the “Debtor Lender Releasees”) of and from any and all rights, claims, demands, debts, fees, penalties, payments, liabilities, accounts, reckonings, obligations, costs, expenses, liens, interests, security interests, actions, and causes of action, of every kind and nature whatsoever, whether known or unknown, matured or unmatured, absolute or contingent (the foregoing are collectively referred to herein as “Claims”), which Peregrine and/or Remedy may now have, own, or at any time heretofore have ever had, owned, or held against Lender (hereinafter collectively referred to as the “Debtor Released Claims”); provided, however, nothing herein shall be deemed to release, discharge or affect any Excluded Claims (as hereinafter defined) and the Debtor Released Claims shall not include any Excluded Claims.

(b)           The Peregrine Parties, for themselves and each and all of their respective successors, assigns, affiliates, and anyone claiming by, through or under them, hereby release and absolutely discharge Lender and each and all of its affiliates, successors, and assigns, and all present and former representatives, agents, employees, attorneys, shareholders, partners, venturers, members, principals, officers, and directors (collectively, the “Lender Releasees”) of and from any and all Claims, which the Peregrine Parties may now have, own, or at any time heretofore have ever had, owned, or held against the Lender Releasees, or any of them, to the extent that (and only to the extent) such Claims arise out of, under or in connection with or relate to the Fleet Purchase Documents, the Forbearance Agreement, or, in each case, the transactions contemplated thereby (hereinafter collectively referred to as the “Peregrine Released Claims”); provided, however, nothing herein shall be deemed to release, discharge or affect any Excluded Claims and the Peregrine Released Claims shall not include any Excluded Claims.

(c)           As used in this Agreement, “Excluded Claims” means any Claims, to the extent (and only to the extent) they:

(i)            (A) constitute Claims owned or held by Peregrine or Remedy against Lender or constitute Claims owned or held by Lender against Peregrine or Remedy, (B) arise out of, under or in connection with or relate to the Fleet Purchase Documents, or the transactions contemplated thereby, and (C) constitute Claims to be performed, paid or observed solely after the Release Date (it being expressly understood, that if any Claim is to be performed, paid or observed multiple times (whether before or after the Release Date), that each such performance, payment or observation shall for purposes hereof be deemed and considered a separate and individual Claim); and/or

(ii)           are liens, interests or security interests arising under the Fleet Purchase Documents in the Fleet Purchased Accounts; and/or

(iii)          arise out of or under the Purchaser Bank Agreement; and/or

(iv)          arise out of or under any agreement or transaction between any one or more Peregrine Parties and any one or more other persons or entities, with respect to which agreement or transaction (in whole or in part) Lender has acquired, directly or indirectly, a security interest or other interest from one or more of such other persons or entities and such Claim arises out of the security interest or other interest acquired by Lender; provided, however, that to the extent that any such security interest or other interest is in a “Past Due Purchase Obligation” (as defined in the Forbearance Agreement), such Claim shall be subject to the terms of the Releases (as defined in Paragraph 3 below) and shall in no event be deemed an Excluded Claim hereunder (subject to the immediately preceding proviso, but without otherwise limiting the generality of the foregoing, this clause (iv) shall include as Excluded Claims any Claims arising as a result of Lender acquiring a security interest or other interest in any account, payment intangible or other payment obligations owed by any Peregrine Party from the person or entity to which such account, payment intangible or other payment obligations is owed); and/or

(v)           arise out of or under the agreements or arrangements described on Exhibit “A” attached hereto and incorporated herein by this reference.

2.  Lender’s Release.

(a)           The Lender, for itself and anyone claiming by, through or under it, hereby releases and absolutely discharges Peregrine, Remedy and each and all of their respective successors and assigns (collectively, the “Debtor Releasees”) of and from any and all Claims which the Lender may now have, own, or at any time heretofore have ever had, owned, or held against Peregrine and/or Remedy (hereinafter collectively referred to as the “Lender Released Debtor Claims”); provided, however, nothing herein shall be deemed to release, discharge or affect any Excluded Claims and the Lender Released Debtor Claims shall not include any Excluded Claims.

(b)           The Lender, for itself and anyone claiming by, through or under it, hereby releases and absolutely discharges the Peregrine Parties and each and all of their respective successors, and assigns, and all present and former representatives, agents, employees, attorneys, shareholders, members, principals, officers, and directors (collectively, the “Peregrine Releasees”) of and from any and all Claims which the Lender may now have, own, or at any time heretofore have ever had, owned, or held against the Peregrine Releasees, or any of them, to the extent that (and only to such extent) such Claims arise out of, under or in connection with or relate to the Fleet Purchase Documents, the Forbearance Agreement, or, in each case, the transactions contemplated thereby (hereinafter collectively referred to as the “Lender Released Claims”); provided, however, nothing herein shall be deemed to release, discharge or affect any Excluded Claims and the Lender Released Claims shall not include any Excluded Claims.

3. Scope of Release. The releases provided for in Paragraphs 1 and 2 of this Release Agreement (collectively, the “Releases”) shall be effective as full and final accords and satisfactions and general releases of and from all Lender Released Claims, Lender Released Debtor Claims, Debtor Released Claims and Peregrine Released Claims. In furtherance of this intention, the Peregrine Parties and Lender each hereby acknowledge that that they are fully familiar with Section 1542 of the California Civil Code, which Section provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.”

The Peregrine Parties and Lender further each hereby waive and relinquish any right or benefit which they have or may have under Section 1542 of the California Civil Code or any similar provision of statutory or non-statutory law of California or any other jurisdiction to the fullest extent that the Parties may lawfully waive such rights and benefits pertaining to the subject matter of the Releases. In that regard, the Parties further acknowledge that they are aware that they or their attorneys may hereafter discover Claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of the Releases, and that it is the Lender’s and Peregrine Parties’ intention, respectively, fully, finally, and forever to settle and release all of its possible Claims (other than Excluded Claims) with respect to the matters which are the subject matter of the Releases. It is expressly understood that notwithstanding the discovery or existence of any such additional or different claims or facts, such Releases shall be and remain in full force and effect as full and complete releases with respect to Debtor Released Claims, Lender Released Claims, Lender Released Debtor Claims and Peregrine Released Claims, as applicable. The Peregrine Parties and Lender each further acknowledge that the other(s) has not made any representation of any kind or character whatsoever in order to induce the execution of this Agreement.

4. Applicable Law, Etc. This Release Agreement shall be enforced, interpreted, and construed in accordance with internal laws of the State of California, without regard to conflicts of laws principles. Whenever the context of this Release Agreement may so require, the singular shall include the plural, the male gender shall include the female gender and/or the neuter and vice versa.

5. Authority, No Prior Transfer. The persons executing this Release Agreement on behalf of a Party hereby represent and warrant that they are duly-authorized to execute and deliver this Agreement on behalf of such Party, and that when so executed and delivered, this Release Agreement will be binding upon and enforceable against that Party.  The Lender, as to the Lender Released Claims and the Lender Released Debtor Claims, and the Peregrine Parties, as to the Debtor Released Claims and the Peregrine Released Claims, each represent and warrant to the other(s) that they have not heretofore transferred or assigned, or granted to any third party any interest of any kind in or with respect to, the Lender Released Claims, the Lender Released Debtor Claims, the Debtor Released Claims, or the Peregrine Released Claims, as applicable, or purported to take any of the foregoing actions.

6. Bankruptcy Court Jurisdiction; Waiver of Jury Trial. Until substantial consummation (as defined in 11 U.S.C. sec. 1101(2)) of the Plan, the Bankruptcy Court shall have exclusive jurisdiction to resolve and determine all disputes and other matters arising in connection with the interpretation or enforcement of this Release Agreement (collectively, “Disputed Matters”) and each Party hereby expressly consents and submits to such jurisdiction. Following such substantial consummation, jurisdiction shall be non-exclusive and shall lie in such state or federal court(s) as may properly assert jurisdiction over the Disputed Matter in question. In addition, each of the Parties hereby expressly and irrevocably waives all right to trial by jury in any action, proceeding or claim arising out of or relating to this Release Agreement.

7. Payment of Expenses. In the event any action (whether or not in a court proceeding) shall be required or initiated to interpret, implement, modify, or enforce the terms and provisions of this Release Agreement, and/or to declare any Party’s rights hereunder, the prevailing party in such action shall be entitled to recover from the losing party all of its reasonable fees and costs.

8. Complete Agreement of Parties. This Release Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof. Any supplements, modifications, waivers or terminations of this Release Agreement shall not be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Release Agreement shall constitute a waiver of any other provisions of this Release Agreement (whether similar or not), nor shall such waiver constitute a continuing waiver unless otherwise expressly so provided.

9. Execution In Counterparts. This Release Agreement may be executed in any number of counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute but one and the same agreement.

10. Consultation with Counsel. Each Party acknowledges that it is freely and voluntarily entering into this Release Agreement. Moreover, each Party also acknowledges that it has been represented by counsel of its own choice in the preparation and negotiation of this Release Agreement.

11. Benefited Parties. Those parties comprising Debtor Lender Releasees, Lender Releasees, Debtor Releasees and Peregrine Releasees who are not signatories to this Release

Agreement are intended third party beneficiaries of this Release Agreement and the Releases provided for herein.

12. Purchaser Bank Agent. To the extent any Claim is being released by Fleet in its capacity as Purchaser Bank Agent pursuant hereto, such release shall only extend to any Claims held by Fleet in its capacity as Purchaser Bank Agent and shall not extend to any Claims of any “Purchaser Bank” as defined in the Plan. The release of any Claims of any Purchaser Bank (other than Fleet) shall be governed by the terms and conditions of a mutual release to be entered into among such Purchaser Bank and the Peregrine Parties. The release of any Claims by Fleet in its individual capacity shall be governed by the terms and conditions of this Release Agreement as if Fleet were entering into this Release Agreement solely in its individual capacity and not in its capacity as Purchaser Bank Agent

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Release Agreement as of this 7th day of August, 2003.

LENDER:

FLEET BUSINESS CREDIT, LLC,
a Delaware limited liability company, in its individual
capacity and in its capacity as Purchaser Bank Agent

By:	/s/ [ILLEGIBLE]
Senior Vice President

PEREGRINE PARTIES:

PEREGRINE SYSTEMS, INC., a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE REMEDY, INC., a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

TELCO RESEARCH CORPORATION,
a Tennessee corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE DIAMOND, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE CALIFORNIA PADRES, INC., a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE ONTARIO BLUE JAYS, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

BALLGAME ACQUISITION CORPORATION, a Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	President and CEO

OCTOBER ACQUISITION CORPORATION, a
Delaware corporation

By:	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE BODBA, INC.,
a California corporation

By.	/s/ Gary G. Greenfield
Its:	CEO and President

PEREGRINE FEDERAL SYSTEMS, INC., an Illinois corporation

By:	/s/ Gary G. Greenfield
Its:	CEO President and Director

LORAN NETWORK SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Gary G. Greenfield
Its:	Director

PEREGRINE SYSTEMS OF CANADA. INC., a
corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Its:	Director and President

PEREGRINE NOVA SCOTIA COMPANY,
a Nova Scotia unlimited liability company,

By:	/s/ Gary G. Greenfield
Its:	Director and President

PEREGRINE SYSTEMS LTD.,
a corporation organized under the laws of Ontario

By:	/s/ Kathryn Vizas
Its:	Director and President

PEREGRINE OTTAWA NOVA SCOTIA COMPANY,
a Nova Scotia unlimited liability company

By:	/s/ Gary G. Greenfield
Its:	Director and President

PEREGRINE NETWORKS CANADA INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Its:	Director and President

LORAN INTERNATIONAL TECHNOLOGIES INC., a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Its:	Director and President

LORAN NETWORK SYSTEMS INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Its:	Director and President

REMEDY CANADA LTD.,
a corporation organized under the laws of Ontario

By.	/s/ Gary G. Greenfield
Its:	Director and President

EXTRICITY (CANADA) CORP.,
a Nova Scotia unlimited liability company

By:	/s/ Gary G. Greenfield
Its:	Director and President